EXECUTION COPY




                       AMENDMENT NO. 1 TO CREDIT AGREEMENT


               AMENDMENT dated as of May 10, 1995 to the Credit Agreement dated as of March 25, 1994 (the "Agreement") among AMERICAN PRESIDENT COMPANIES, LTD. (the "Borrower"), the BANKS party thereto and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

               WHEREAS, certain Subsidiaries of the Borrower propose to exchange ships and other assets with other Subsidiaries of the Borrower, and the undersigned parties wish to amend the Agreement to permit such exchanges;

               NOW, THEREFORE, the parties hereto agree as follows:

          SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall, from and after date on which this Amendment becomes effective as provided in Section 4 below, refer to the Agreement as amended hereby.

               SECTION 2. Amendment to Permit Certain Exchanges. Section 5.15 of the Agreement is amended by deleting the word "and" at the end of clause (d); redesignating clause (e) as clause (f) and changing the two references in said Section to "clause (e)" to refer to "clause (f)"; and adding the following new clause (e):

               (e) any acquisition by a Subsidiary of all or substantially all of the business or assets of any other Subsidiary; provided that the business of each such Subsidiary shall consist of acquiring, owning, leasing and/or operating a single ship; and

               SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

               SECTION 4. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective on the date when the Agent shall have received duly executed counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any such party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party).


               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                     AMERICAN PRESIDENT COMPANIES, LTD.


                                     By  /s/ Thomas R. Meier
                                     Title:  Assistant Treasurer


                                     MORGAN GUARANTY TRUST COMPANY
                                             OF NEW YORK


                                             /s/ Diana H, Imhof
                                     Title:  Vice President


                                     BANK OF AMERICA NATIONAL TRUST
                                             AND SAVINGS ASSOCIATION


                                     By  /s/ Michael J. Dasher
                                     Title:  Managing Director



                                   THE FIRST NATIONAL BANK OF BOSTON


                                     By  /s/ Alicia Szendiuch
                                     Title:  Vice President

                                     THE INDUSTRIAL BANK OF JAPAN,
                                              LIMITED


                                     By  /s/ Makoto Masuda
                                     Title:  Deputy General Manager


                                     ABN AMRO BANK N.V.


                                     By  /s/ Peter J. Melloni
                                     Title:  Vice President


                                     By  /s/ Larry Osborne
                                       Title:  Group Vice President


                                     THE FIRST NATIONAL BANK OF CHICAGO


                                     By  /s/ Karen J. Andrews
                                     Title:  Vice President

                                                                  EXECUTION COPY




                       AMENDMENT NO. 2 TO CREDIT AGREEMENT


               AMENDMENT dated as of July 12, 1995 to the Credit Agreement dated as of March 25, 1994 as heretofore amended (the "Agreement") among AMERICAN PRESIDENT COMPANIES, LTD. (the "Borrower"), the BANKS party thereto and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent (the "Agent").

               WHEREAS, the Borrower proposes to repurchase shares of its common stock, from time to time, for an aggregate purchase price not to exceed $300,000,000 and wishes to amend certain covenants in the Agreement to mitigate the effect of such purchases on calculations thereunder, and the undersigned Banks are willing so to amend the Agreement provided that certain other changes are made therein;

               NOW, THEREFORE, the parties hereto agree as follows:

               SECTION 1.  Definitions; References.

               (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement has the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall, from and after date on which this Amendment becomes effective as provided in Section 6 below, refer to the Agreement as amended hereby.

               (b) The following new definitions are added to Section 1.01 of the Agreement in the appropriate alphabetical order:

              "1995 Share Repurchase Program" means the program approved by the Borrower's board of directors on July 21, 1995 (i) to repurchase shares of the Borrower's common stock, from time to time, on the open market or through a tender offer or otherwise for an aggregate purchase price not to exceed $300,000,000 and (ii) to retire and cancel the shares of common stock so repurchased.

               "Rent" means, for any period, the total rental      expense of
       the Borrower and its Consolidated Subsidiaries for such period under operating leases that have initial noncancelable terms in excess of one year, calculated on a consolidated basis in the same manner as total rental expense was calculated for purposes of the last sentence of Note 6 to the Borrower's consolidated financial statements for its fiscal year ended December 30, 1994.

       (c) The definition of "Consolidated Tangible Net Worth" is amended in its entirety to read as follows:

              "Consolidated Tangible Net Worth" means at any date an amount equal to the sum of:

                      (A) the amount that would, in accordance with generally
               accepted accounting principles, be reflected as 9% Series C Cumulative Convertible Preferred Stock and/or 9% Series D Convertible Preferred Stock of the Borrower on a balance sheet of the Borrower at such date,

                      (B) the consolidated stockholders' equity of the Borrower
               and its Consolidated Subsidiaries less their consolidated Intangible Assets and

                      (C) an amount (not to exceed $300,000,000) equal to the
               aggregate amount by which such consolidated stockholders' equity shall have been reduced on or before such date as a result of the Borrower's purchase of shares of its own common stock pursuant to the 1995 Share Repurchase Program, all determined as of such date. For purposes of this definition "Intangible Assets" means the amount (to the extent reflected in determining such consolidated stockholders' equity) of (i) all write-ups (other than write-ups resulting from foreign currency translations and write-ups of assets of a going concern business made within twelve months after the acquisition of such business) subsequent to December 31, 1993 in the book value of any asset owned by the Borrower or any of its Consolidated Subsidiaries, (ii) all Investments in unconsolidated Subsidiaries and other Affiliates and (iii) all unamortized debt discount and expense, unamortized deferred charges, goodwill, patents, trademarks, service marks, trade names, anticipated future benefit of tax loss carry-forwards, copyrights, organization or developmental expenses including research and developmental expenses and other intangible assets.

               SECTION 2. Consolidated Interest Coverage Ratio. Section 5.10 of the Agreement is amended by changing the ratio contained in the first sentence thereof from 3.0 to 1 to 3.5 to 1.

               SECTION 3. Consolidated Leverage Ratio. Section 5.11 of the Agreement is amended by replacing the existing table of ratios with the following table:

                      Period                                Ratio

               Effective Date                       1.4 to 1
                 through 12/31/95
               1/1/96 through 12/31/96              1.2 to 1
               1/1/97 and thereafter                1.0 to 1

               SECTION 4. Consolidated Fixed Charge Coverage Ratio. The following new covenant is added after Section 5.15 of the Agreement:

              SECTION 5.16. Consolidated Fixed Charge Coverage Ratio. At the end of each fiscal quarter of the Borrower ending after December 31, 1995, the Consolidated Fixed Charge Coverage Ratio for the period of four consecutive fiscal quarters of the Borrower then ended shall not be less than (i) 1.80 to 1 if such period ends on or before December 31, 1996 or (ii) 1.85 to 1 if such period ends after December 31, 1996.

              The "Consolidated Fixed Charge Coverage Ratio" means the ratio determined pursuant to the following formula:

               CFCCR= CPE + IE + DP + R
                      -----------------
                               IE + R

               CFCCR = Consolidated Fixed Charge Coverage Ratio
               CPE = Consolidated Pretax Earnings
               IE = Interest Expense
               DP = Depreciation
               R = Rent

               SECTION 5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

               SECTION 6. Counterparts; Effectiveness. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Amendment shall become effective on the date when the Agent shall have received:

              (i) duly executed counterparts hereof signed by the Borrower and the Required Banks (or, in the case of any such party as to which an executed counterpart shall not have been received, the Agent shall have received telegraphic, telex, facsimile or other written confirmation from such party of execution of a counterpart hereof by such party) and

              (ii) for the account of each Bank, an amendment fee equal to 1/8 of 1% of such Bank's Commitment.


               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                     AMERICAN PRESIDENT COMPANIES, LTD.
                                     By  /s/ Thomas R. Meier
                                     Title:  Assistant Treasurer


                                     MORGAN GUARANTY TRUST COMPANY
                                             OF NEW YORK


                                             /s/ Diana H, Imhof
                                     Title:  Vice President


                                     BANK OF AMERICA NATIONAL TRUST
                                             AND SAVINGS ASSOCIATION


                                     By  /s/ Michael J. Dasher
                                     Title:  Managing Director



                                   THE FIRST NATIONAL BANK OF BOSTON


                                     By  /s/ Alicia Szendiuch
                                     Title:  Vice President

                                     THE INDUSTRIAL BANK OF JAPAN,
                                              LIMITED


                                     By  /s/ Makoto Masuda
                                     Title:  Joint General Manager


                                     ABN AMRO BANK N.V.


                                     By  /s/ Larry Osborne
                                       Title:  Group Vice President


                                     By  /s/ Daniel P. Taylor
                                       Title:  Corporate Bank Officer


                                     THE FIRST NATIONAL BANK OF CHICAGO


                                     By  /s/ Gerald F. Mackin
                                     Title:  Authorized Agent